Exhibit 99.2

AmSouth Auto Trust 2000-1

Monthly Servicing Report

Distribution Date: Collection Period Begin Date: Collection Period End Date:	December 15, 2003 November 1, 2003 November 30, 2003	Closing Date: Previous Distribution Date: Previous Collection Period End Date:	October 19, 2000 November 17, 2003 October 31, 2003

A. Initial Bond Characteristics		Cutoff Balance	Coupon	Accrual Calendar	Legal Final Maturity	CUSIP

i	Class A-1 Notes	$230,000,000	6.745%	Actual/360	11/15/2001	03216TAA8
ii.	Class A-2 Notes	240,000,000	6.700%	30/360	02/17/2003	03216TAB6
iii.	Class A-3 Notes	315,000,000	6.670%	30/360	07/15/2004	03216TAC4
iv	Class A-4 Notes	103,640,000	6.760%	30/360	02/15/2005	03216TAD2
v.	Class B Notes	28,510,000	7.080%	30/360	07/15/2005	03216TAE0
vi.	Class C Notes	14,260,000	7.440%	30/360	02/15/2007	03216TAF7

B. Bond Balances		Balance as of		% of Original Balance		Unpaid Interest	Unpaid Interest
		11/17/03	12/15/03	11/17/03	12/15/03	11/17/03	12/15/03

i.	Class A-1 Notes	$0	$0	0.00%	0.00%	—	—
ii.	Class A-2 Notes	—	—	0.00%	0.00%	—	—
iii.	Class A-3 Notes	—	—	0.00%	0.00%	—	—
iv.	Class A-4 Notes	68,361,372	59,986,494	65.96%	57.88%	—	—
v.	Class B Notes	28,510,000	28,510,000	100.00%	100.00%	—	—
vi.	Class C Notes	14,260,000	14,260,000	100.00%	100.00%	—	—

C. Reserve Account

i.	Initial Reserve Deposit	$7,128,117.29
ii.	Beginning of Period Reserve Balance	7,128,117.29
iii.	Specified Reserve Account Percent	0.75% of Initial Pool Balance
iv.	Specified Reserve Account Floor	7,128,117.29
v.	Specified Reserve Account Balance	7,128,117.29
vi.	Reserve Account Release	—
vii.	Reserve Account Draws	—
viii.	Reserve Account Deposits	—
ix.	End of Period Reserve Balance	7,128,117.29
x.	Specified Credit Enhancement Percent	3.25%
xi.	Specified Credit Enhancement Floor	7,128,117.29

D. Servicing

i.	Servicing Fee Percentage	1.00%
ii.	Beginning of Period Servicing Shortfall	—
iii	End of Period Servicing Shortfall	—

AmSouth Auto Trust 2000-1

Monthly Servicing Report

Distribution Date: Collection Period Begin Date: Collection Period End Date:	December 15, 2003 November 1, 2003 November 30, 2003	Closing Date: Previous Distribution Date: Previous Collection Period End Date:	October 19, 2000 November 17, 2003 October 31, 2003

E.	Portfolio Characteristics	Initial Balance	Balance as of		Percent of Original as of
		9/30/00	10/31/03	11/30/03	10/31/03	11/30/03
i.	Principal Balance	$950,415,639	$111,131,372	$102,756,494	11.69%	10.81%
ii.	Number of Contracts	73,293	18,718	17,830	25.54%	24.33%
iii.	Weighted Average Coupon (WAC)	9.44%	9.56%	9.57%
iv.	Weighted Average Original Term	61.40	63.81	63.88
v.	Weighted Average Remaining Term	49.40	21.71	21.03
vi.	Weighted Average Seasoning	12.00	42.10	42.86

F.	Portfolio Performance	# of Contracts		% of Number of Contracts		Principal Balance		% of Principal Balance
		10/31/03	11/30/03	10/31/03	11/30/03	10/31/03	11/30/03	10/31/03	11/30/03
i.	30-59 Days Delinquent	455	436	2.43%	2.45%	$2,857,177	$2,870,682	2.57%	2.79%
ii.	60-89 Days Delinquent	118	102	0.63%	0.57%	769,803	614,222	0.69%	0.60%
iii.	90-119 Days Delinquent	37	40	0.20%	0.22%	163,300	191,239	0.15%	0.19%
iv.	120+ Days Delinquent	—	—	0.00%	0.00%	—	—	0.00%	0.00%
v.	Repo In Inventory (Charged-off)	7	2	0.04%	0.01%	39,989	9,900	0.04%	0.01%
vi.	Repo In Inventory (Not Charged-Off)	14	10	0.07%	0.06%	107,587	65,297	0.10%	0.06%
vii.	Gross Charge-Offs in Period	33	35	0.18%	0.20%	183,935	160,357	0.17%	0.16%

G. Portfolio Charge-Offs		$		% of Original Balance

		10/31/03	11/30/03	10/31/03	11/30/03
i.	Gross Charge-Offs In Period	$183,935	$160,357	0.019%	0.017%
ii.	Cumulative Gross Charge-Offs	14,603,056	14,763,412	1.536%	1.553%
iii.	Net Losses In Period	34,113	52,061	0.004%	0.005%
iv.	Cumulative Net Losses	9,021,137	9,073,199	0.949%	0.955%

H. Pool Collections

i.	Borrower Interest Collections	$809,790.13
ii.	Borrower Principal Collections	7,597,278.56
iii.	Net Liquidation Proceeds	54,758.91
iv.	Recoveries	108,295.23
v.	Repurchase Amounts (Interest)	4,706.40
vi.	Repurchase Amounts (Principal)	562,483.68
vii.	Total Interest Collections	814,496.53
viii.	Total Principal Collections	8,322,816.38

I. Pool Balance Reconciliation

i.	Beginning Pool Balance	$111,131,371.92
ii.	Pool Balance Reductions from Principal Collections	8,214,521.15
iii.	Gross Charge-Offs In Period	160,356.61
iv.	Ending Pool Balance	102,756,494.16

AmSouth Auto Trust 2000-1

Monthly Servicing Report

Distribution Date:	December 15, 2003	Closing Date:	October 19, 2000
Collection Period Begin Date:	November 1, 2003	Previous Distribution Date:	November 17, 2003
Collection Period End Date:	November 30, 2003	Previous Collection Period End Date:	October 31, 2003

J.	Total Available

i.	Total Pool Collections					$9,137,312.91
ii.	Reinvestment Income from Reserve Account					1,156.66
	Reserve Account Balance				$7,128,117.29
	Specified Reserve Account Amount				7,128,117.29

iii.	Reserve Account Release				0.00	0.00
iv.	Collected Funds					$9,138,469.57

K.	Waterfall

		Calculation Steps	Amount Due	Amount Available for Distribution	Reserve Balance	Reserve Account Draw	Amount Paid

	Servicing Fee	$92,609.48
	Previous Servicing Fee Shortfall	0.00

i.	Total Servicing Fee	92,609.48	$92,609.48	$9,138,469.57	$7,128,117.29	$0.00	$92,609.48

ii.	Class A Notes Interest Distribution		385,102.40	9,045,860.09	7,128,117.29	0.00	385,102.40

	Class A Notes Balance	68,361,371.92
	Pool Balance	102,756,494.16

iii.	First Priority Principal Distribution	0.00	0.00	8,660,757.70	7,128,117.29	0.00	0.00

iv.	Class B Notes Interest Distribution		168,209.00	8,660,757.70	7,128,117.29	0.00	168,209.00

	Class A and B Notes Balance	96,871,371.92
	Pool Balance	102,756,494.16

v.	Second Priority Principal Distribution	0.00	0.00	8,492,548.70	7,128,117.29	0.00	0.00

vi.	Class C Notes Interest Distribution		88,412.00	8,492,548.70	7,128,117.29	0.00	88,412.00
vii.	Reserve Fund Deposit		0.00	8,404,136.70			0.00

	Outstanding Money Market Securities	0.00
	Total Notes Balance	111,131,371.92
	Specified Credit Enhancement Amount	7,128,117.29
	Specified Reserve Account Amount	7,128,117.29

	Specified Overcollateralization Amount	0.00
	Target Securities Balance	102,756,494.16

viii.	Regular Principal Distribution	8,374,877.76	8,374,877.76	8,404,136.70			8,374,877.76

ix.	Release to Seller		29,258.94	29,258.94	7,128,117.29		29,258.94

AmSouth Auto Trust 2000-1

Monthly Servicing Report

Distribution Date:	December 15, 2003	Closing Date:	October 19, 2000
Collection Period Begin Date:	November 1, 2003	Previous Distribution Date:	November 17, 2003
Collection Period End Date:	November 30, 2003	Previous Collection Period End Date:	October 31, 2003

L.	Bond Interest Distributions	Coupon	Number of Days in Period	Current Interest	Previous Interest Shortfall	Accrued Interest on Interest Shortfall	Total Bond Interest Due	Total Bond Interest Paid	Interest Shortfall

	Total Class A Notes			$385,102.40	$—	$—	$385,102.40	$385,102.40	$—
	Class A-1 Notes	6.745%	28	—	—	—	—	—	—
	Class A-2 Notes	6.70%	30	—	—	—	—	—	—
	Class A-3 Notes	6.67%	30	—	—	—	—	—	—
	Class A-4 Notes	6.76%	30	385,102.40	—	—	385,102.40	385,102.40	—
	Class B Notes	7.08%	30	168,209.00	—	—	168,209.00	168,209.00	—
	Class C Notes	7.44%	30	88,412.00	—	—	88,412.00	88,412.00	—

M.	Bond Principal Distributions

First Priority Principal Distribution	$—
Second Priority Principal Distribution	—
Regular Principal Distribution	8,374,877.76

Total Principal Distribution	8,374,877.76
Class A-1 Notes Principal Distribution	—
Class A-2 Notes Principal Distribution	—
Class A-3 Notes Principal Distribution	—
Class A-4 Notes Principal Distribution	8,374,877.76
Class B Notes Principal Distribution	—
Class C Notes Principal Distribution	—